UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number  811-09651
                                    811-09735

Name of Fund:  Merrill Lynch Focus Twenty Fund, Inc.
               Master Focus Twenty Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/06

Date of reporting period: 12/01/05 - 05/31/06

Item 1 -   Report to Stockholders


Semi-Annual Report
May 31, 2006


Merrill Lynch
Focus Twenty Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Focus Twenty Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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Merrill Lynch Focus Twenty Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's/Trust's Board of Directors/Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's/Trust's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund/Trust upon the closing of the Transaction.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Directors has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation - via phone, mail, online or in person - is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



A Discussion With Your Fund's Portfolio Managers


The Fund significantly outperformed its benchmark and its comparable Lipper category average for the period, benefiting from successful stock selection and favorable sector weightings.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2006, Merrill Lynch Focus Twenty Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +6.11%, +6.43%, +5.85% and +6.59%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark S&P 500 Citigroup Growth Index returned -0.85% and the Lipper Multi-Cap Growth Funds category had an average return of +0.58%. (This Lipper category includes funds that invest in a variety of market-capitalization ranges without concentrating 75% of their assets in any one range. Multi-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks in a major, unmanaged stock index.)

The broader stock market, as measured by the S&P 500 Index, gained 2.60% for the six-month period ended May 31, 2006. The value style of investing significantly outperformed the growth style for the six-month period, as represented by the +6.21% return of the S&P 500 Citigroup Value Index. We are pleased with the Fund's ability to outperform its benchmark and its Lipper peers, as well as the broader stock market and the relatively strong value category.

The environment for investors in U.S. equity markets was profitable but challenging during the semi-annual reporting period, as the markets appeared to begin a price correction toward the end of the six months. The economy, as measured by gross domestic product (GDP), continued to grow at a robust pace, with an annualized rate of expansion estimated at 5.3% in the first quarter of 2006. This was significantly ahead of the 1.7% rate of growth recorded in the fourth quarter of 2005. The relatively solid economic environment has enabled job creation and strong corporate earnings growth.

The Federal Reserve Board (the Fed), with new leadership in Chairman Ben Bernanke, continued to remove economic stimulus with a policy of measured interest rate increases totaling 16 since June 2004. This brought the short-term interest rate target from 1% at the start of the monetary tightening campaign to 5% by the end of this reporting period. Heightened inflation expectations and escalating energy prices have become a concern for investors as well as the Fed. The price of crude oil reached record levels during the past six months amid supply disruptions and geopolitical fears. This contributed to solid performance in the energy sector but caused some to question the sustainability of future economic growth given the related inflationary implications. We believe such concerns will be temporary and that investor confidence will return with improved growth prospects in the latter part of 2006.


What factors most influenced Fund performance for the period?

The Fund's outperformance of its benchmark for the period is attributable to a combination of successful stock selection and meaningful overweightings in the energy and industrials sectors, together with favorable stock selection in the consumer discretionary sector. Returns in these sectors reflect strong performance by energy and equipment service companies Baker Hughes, Inc., Schlumberger Ltd., Grant Prideco, Inc. and Transocean, Inc.; oil refining company Valero Energy Corp.; hotel/gaming company Las Vegas Sands Corp.; aerospace/defense contractor Boeing Co.; and construction equipment company Caterpillar, Inc.

Offsetting the positives somewhat, although not enough to derail the Fund's strong performance, was stock selection in the health care and materials sectors. Holdings in specialty pharmaceutical company Alcon, Inc., biotechnology company Genzyme Corp. and pharmacy benefit manager Caremark Rx, Inc. detracted from performance in the health care sector during the period. Chemicals company The Dow Chemical Co. was responsible for the underperformance in the materials sector. We liquidated our positions in Genzyme, Caremark Rx and Dow Chemical, but retained Alcon for its favorable long-term growth prospects.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



What changes were made to the portfolio during the period?

The Fund is a non-diversified, aggressive growth product that focuses on 20 to 30 companies. We use an equal-weight portfolio construction that emphasizes full investment positions. Thus, changes to the portfolio tend to appear rather significant when measured versus the more diversified benchmark.

During the six-month period, we added to our position in the industrials sector, overweighting our holdings in electrical equipment and aerospace/ defense industries in an effort to capture a later-cycle growth opportunity. New names in the industrials sector included Emerson Electric Co., Roper Industries, Inc. and BE Aerospace, Inc. Conversely, we reduced our exposure to the information technology sector to an underweight by eliminating Google and Electronic Arts, Inc. from the portfolio. We reduced and restructured our holdings in the health care sector, eliminating Genzyme, Caremark Rx, Coventry Health Care, Inc. and Humana, Inc. from the portfolio and replacing them with investments in Cerner Corp. and Sierra Health Services, Inc.

We also selectively added and replaced names within other sectors of the portfolio, although the aforementioned changes had the greatest impact in terms of overall portfolio composition.


How would you characterize the portfolio's position at the close of the period?

Our team selects stock investments through both a macro analysis of economic and industry conditions and a fundamental analysis of the business prospects for individual companies. Our focus is on companies that we believe have a strong earnings and revenue growth profile with commensurate capital appreciation potential. Several valuation parameters are evaluated against anticipated growth in earnings and potential rates of return on equity for each company in the portfolio.

We are focused on taking advantage of the most attractive growth stock opportunities that we can find while also carefully considering valuation parameters. We readily eliminate companies whose growth prospects are at an inflection point or may be deteriorating. The portfolio is currently positioned for a continuation of strong global economic growth and demand for the energy and materials to support that growth. As such, we ended the period overweight versus the benchmark S&P 500 Citigroup Growth Index in industrials, energy and materials, and underweight in information technology, health care, consumer staples, financials and consumer discretionary.


Thomas E. Burke, CFA
Vice President and Portfolio Manager


June 12, 2006



After a distinguished 38-year career, the Fund's Senior Portfolio Manager Larry Fuller announced his retirement from the investment management business, effective March 31, 2006. Thomas E. Burke, the Fund's associate portfolio manager who worked closely with Mr. Fuller for 13 years, became Portfolio Manager of the Fund, effective the same date. Mr. Fuller has been a successful portfolio manager highly regarded for his experience, insights and warmth. His colleagues at MLIM join the Fund's Board of Directors in wishing Mr. Fuller well in his retirement.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                        6-Month               12-Month          Since Inception
As of May 31, 2006                                    Total Return          Total Return          Total Return
ML Focus Twenty Fund, Inc.--Class A Shares*              +6.11%                +20.89%               -80.90%
ML Focus Twenty Fund, Inc.--Class B Shares*              +6.43                 +19.74                -81.80
ML Focus Twenty Fund, Inc.--Class C Shares*              +5.85                 +19.87                -81.90
ML Focus Twenty Fund, Inc.--Class I Shares*              +6.59                 +20.50                -80.60
S&P 500 (R) Index**                                      +2.60                 + 8.64                - 0.33
S&P 500 (R) Citigroup Growth Index***                    -0.85                 + 2.29                -32.58

  * Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 3/03/00.

 ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the
    U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of
    NYSE issues. Since inception total return is from 3/03/00.

*** This unmanaged broad-based Index is designed to provide a comprehensive measure of large-cap U.S.
    equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. Since inception total return is from 3/03/00.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



Performance Data (concluded)


Average Annual Total Return


                                     Return Without      Return With
                                      Sales Charge      Sales Charge**
Class A Shares*

One Year Ended 5/31/06                   +20.89%            +14.54%
Five Years Ended 5/31/06                 -11.41             -12.36
Inception (3/03/00)
through 5/31/06                          -23.29             -23.95



                                         Return             Return
                                      Without CDSC     With CDSC++++++
Class B Shares++

One Year Ended 5/31/06                   +19.74%            +15.74%
Five Years Ended 5/31/06                 -12.06             -12.41
Inception (3/03/00)
through 5/31/06                          -23.88             -23.88



                                         Return             Return
                                      Without CDSC     With CDSC++++++
Class C Shares++++

One Year Ended 5/31/06                   +19.87%            +18.87%
Five Years Ended 5/31/06                 -12.15             -12.15
Inception (3/03/00)
through 5/31/06                          -23.95             -23.95



Class I Shares                                              Return

One Year Ended 5/31/06                                      +20.50%
Five Years Ended 5/31/06                                    -11.18
Inception (3/03/00)
through 5/31/06                                             -23.10


      * Maximum sales charge is 5.25%.

     ** Assuming maximum sales charge.

     ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2005 and held through May 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                       Beginning               Ending          During the Period*
                                                     Account Value         Account Value      December 1, 2005 to
                                                      December 1,             May 31,               May 31,
                                                          2005                  2006                  2006
Actual

Class A                                                  $1,000              $1,061.10               $ 9.51
Class B                                                  $1,000              $1,064.30               $13.90
Class C                                                  $1,000              $1,058.50               $14.01
Class I                                                  $1,000              $1,065.90               $ 8.24

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,015.68               $ 9.30
Class B                                                  $1,000              $1,011.44               $13.54
Class C                                                  $1,000              $1,011.29               $13.69
Class I                                                  $1,000              $1,016.92               $ 8.05

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.85% for Class A, 2.70% for Class B, 2.73% for Class C and 1.60% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder and the master trust in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006


Statement of Assets and Liabilities                                                         Merrill Lynch Focus Twenty Fund, Inc.

As of May 31, 2006
Assets

       Investment in Master Focus Twenty Trust (the "Trust"), at value
       (identified cost--$75,501,802)                                                                             $    86,786,080
       Prepaid expenses                                                                                                    29,213
                                                                                                                  ---------------
       Total assets                                                                                                    86,815,293
                                                                                                                  ---------------

Liabilities

       Payables:
           Other affiliates                                                                    $        95,190
           Distributor                                                                                  60,568
           Administrator                                                                                15,891            171,649
                                                                                               ---------------
       Accrued expenses                                                                                                    61,278
                                                                                                                  ---------------
       Total liabilities                                                                                                  232,927
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    86,582,366
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $       474,107
       Class B Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                    2,135,576
       Class C Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                    1,285,639
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      794,523
       Paid-in capital in excess of par                                                                             1,635,293,557
       Accumulated investment loss--net                                                        $     (593,582)
       Accumulated realized capital losses allocated from the Trust--net                       (1,564,091,732)
       Unrealized appreciation allocated from the Trust--net                                        11,284,278
                                                                                               ---------------
       Total accumulated losses--net                                                                              (1,553,401,036)
                                                                                                                  ---------------
       Net Assets                                                                                                 $    86,582,366
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $9,071,257 and 4,741,072 shares outstanding                                $          1.91
                                                                                                                  ===============
       Class B--Based on net assets of $38,765,806 and 21,355,755 shares outstanding                              $          1.82
                                                                                                                  ===============
       Class C--Based on net assets of $23,304,066 and 12,856,391 shares outstanding                              $          1.81
                                                                                                                  ===============
       Class I--Based on net assets of $15,441,237 and 7,945,225 shares outstanding                               $          1.94
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006


Statement of Operations                                                                     Merrill Lynch Focus Twenty Fund, Inc.

For the Six Months Ended May 31, 2006
Investment Income

       Net investment income allocated from the Trust:
           Dividends                                                                                              $       491,573
           Interest from affiliates                                                                                        37,732
           Securities lending--net                                                                                         11,556
           Expenses (net of $93,463 waiver)                                                                             (268,297)
                                                                                                                  ---------------
       Total income                                                                                                       272,564
                                                                                                                  ---------------

Expenses

       Account maintenance and distribution fees--Class B                                      $       211,884
       Transfer agent fees--Class B                                                                    152,913
       Account maintenance and distribution fees--Class C                                              126,274
       Administration fees                                                                             116,623
       Transfer agent fees--Class C                                                                     93,823
       Transfer agent fees--Class I                                                                     49,561
       Printing and shareholder reports                                                                 30,112
       Transfer agent fees--Class A                                                                     29,619
       Registration fees                                                                                19,728
       Professional fees                                                                                16,453
       Account maintenance fees--Class A                                                                12,009
       Other                                                                                             7,147
                                                                                               ---------------
       Total expenses                                                                                                     866,146
                                                                                                                  ---------------
       Investment loss--net                                                                                             (593,582)
                                                                                                                  ---------------

Realized & Unrealized Gain Allocated from the Trust--Net

       Realized gain on:
           Investments--net                                                                          6,130,515
           Options written--net                                                                        107,007          6,237,522
                                                                                               ---------------
       Change in unrealized appreciation on:
           Investments--net                                                                            179,144
           Options written--net                                                                         50,243            229,387
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                          6,466,909
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     5,873,327
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006


Statements of Changes in Net Assets                                                         Merrill Lynch Focus Twenty Fund, Inc.
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                    May 31,        November 30,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

       Investment loss--net                                                                    $     (593,582)    $   (2,006,457)
       Realized gain--net                                                                            6,237,522         10,698,050
       Change in unrealized appreciation--net                                                          229,387             18,134
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          5,873,327          8,709,727
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (18,275,215)       (53,338,381)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (12,401,888)       (44,628,654)
       Beginning of period                                                                          98,984,254        143,612,908
                                                                                               ---------------    ---------------
       End of period                                                                           $    86,582,366    $    98,984,254
                                                                                               ===============    ===============
           * Accumulated investment loss--net                                                  $     (593,582)                 --
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006


Financial Highlights                                                                        Merrill Lynch Focus Twenty Fund, Inc.


                                                       Class A                                         Class B

                                     For the                                         For the
The following per share data        Six Months                                      Six Months
and ratios have been derived          Ended                                           Ended
from information provided in         May 31,   For the Year Ended November 30,       May 31,   For the Year Ended November 30,
the financial statements.              2006      2005     2004      2003     2002      2006     2005     2004     2003    2002
Per Share Operating Performance

Net asset value, beginning
of period                         $    1.80 $   1.63 $   1.56  $   1.27 $   1.99   $   1.71  $   1.57 $   1.51  $  1.24  $   1.96
                                  ----------------------------------------------   ----------------------------------------------
Investment loss--net**                (.01)    (.02)    (.02)     (.02)    (.03)      (.01)     (.03)    (.03)    (.03)     (.04)
Realized and unrealized gain
(loss)--net                             .12      .19      .09       .31    (.69)        .12       .17      .09      .30     (.68)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations        .11      .17      .07       .29    (.72)        .11       .14      .06      .27     (.72)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of period    $    1.91 $   1.80 $   1.63  $   1.56 $   1.27   $   1.82  $   1.71 $   1.57 $   1.51  $   1.24
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                         6.11%+++++  10.43%    4.49%    22.83% (36.18%)   6.43%+++++   8.92%    3.97%   21.77%  (36.73%)
                                  ==============================================   ==============================================


Ratios to Average Net Assets++

Expenses                           1.85%+++    1.88%    1.95%     2.10%    2.12%   2.70%+++     2.75%    2.81%    2.98%     2.98%
                                  ==============================================   ==============================================
Investment loss--net              (.68%)+++  (1.17%)  (1.08%)   (1.57%)  (1.87%)   (1.55%)+++ (2.04%)  (1.93%)  (2.45%)   (2.72%)
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of period
(in thousands)                    $   9,071 $ 10,146 $ 13,494  $ 18,007 $ 18,664   $ 38,766  $ 45,104 $ 67,922 $ 89,384  $ 94,834
                                  ==============================================   ==============================================
Portfolio turnover of the Trust      41.94%  143.17%  182.69%   316.42%  275.69%     41.94%   143.17%  182.69%  316.42%   275.69%
                                  ==============================================   ==============================================

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

     ++ Includes the Fund's share of the Trust's allocated expenses and/or investment loss--net.

    +++ Annualized.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006


Financial Highlights (concluded)                                                            Merrill Lynch Focus Twenty Fund, Inc.
                                                       Class C                                         Class I

                                     For the                                         For the
The following per share data        Six Months                                      Six Months
and ratios have been derived          Ended                                           Ended
from information provided in         May 31,   For the Year Ended November 30,       May 31,   For the Year Ended November 30,
the financial statements.              2006      2005     2004      2003     2002      2006     2005     2004     2003    2002
Per Share Operating Performance

Net asset value, beginning of
period                            $    1.71 $   1.56 $   1.51  $   1.24 $   1.96   $   1.82  $   1.65 $   1.57 $   1.28  $   2.00
                                  ----------------------------------------------   ----------------------------------------------
Investment loss--net**                (.01)    (.03)    (.03)     (.03)    (.04)     --++++     (.02)    (.01)    (.02)     (.03)
Realized and unrealized gain
(loss)--net                             .11      .18      .08       .30    (.68)        .12       .19      .09      .31     (.69)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations        .10      .15      .05       .27    (.72)        .12       .17      .08      .29     (.72)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of period    $    1.81 $   1.71 $   1.56  $   1.51 $   1.24   $   1.94  $   1.82 $   1.65 $   1.57  $   1.28
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                          5.85%+++++  9.62%    3.31%    21.77% (36.73%)   6.59%+++++  10.30%    5.10%   22.66%  (36.00%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets++

Expenses                           2.73%+++    2.77%    2.83%     3.01%    3.01%   1.60%+++     1.63%    1.70%    1.86%     1.90%
                                  ==============================================   ==============================================
Investment loss--net              (1.57%)+++ (2.06%)  (1.95%)   (2.49%)  (2.75%)    (.43%)+++  (.92%)   (.83%)  (1.33%)   (1.64%)
                                  ==============================================   ==============================================


Supplemental Data

Net assets, end of period
(in thousands)                    $  23,304 $ 27,457 $ 41,234  $ 53,202 $ 56,512   $ 15,441  $ 16,277 $ 20,962 $ 27,105  $ 24,887
                                  ==============================================   ==============================================
Portfolio turnover of the Trust      41.94%  143.17%  182.69%   316.42%  275.69%     41.94%   143.17%  182.69%  316.42%   275.69%
                                  ==============================================   ==============================================


      * Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.

     ** Based on average shares outstanding.

     ++ Includes the Fund's share of the Trust's allocated expenses and/or investment loss--net.

   ++++ Amount is less than $(.01) per share.

    +++ Annualized.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006


Notes to Financial Statements
                                          Merrill Lynch Focus Twenty Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Focus Twenty Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Focus Twenty Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at May 31, 2006 was 100.0%. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge.
Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006


Notes to Financial Statements (continued)
                                          Merrill Lynch Focus Twenty Fund, Inc.


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                      $   640           $  3,903
Class I                                      $   757           $     14


For the six months ended May 31, 2006, MLPF&S received contingent deferred sales charges of $25,239 and $187 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,000, relating to transactions subject to front-end sales charge waivers in Class A.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $18,275,215 and $53,338,381 for the six months ended May 31, 2006 and the year ended November 30, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
May 31, 2006                                  Shares             Amount

Shares sold                                   94,780    $       179,178
Automatic conversion of shares               211,092            397,481
                                     ---------------    ---------------
Total issued                                 305,872            576,659
Shares redeemed                          (1,211,433)        (2,286,623)
                                     ---------------    ---------------
Net decrease                               (905,561)    $   (1,709,964)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  137,260    $       228,798
Automatic conversion of shares               490,774            815,243
                                     ---------------    ---------------
Total issued                                 628,034          1,044,041
Shares redeemed                          (3,266,429)        (5,341,604)
                                     ---------------    ---------------
Net decrease                             (2,638,395)    $   (4,297,563)
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
May 31, 2006                                  Shares             Amount

Shares sold                                  144,759    $       259,849
                                     ---------------    ---------------
Automatic conversion of shares             (221,884)          (397,481)
Shares redeemed                          (4,911,403)        (8,819,291)
                                     ---------------    ---------------
Total redeemed                           (5,133,287)        (9,216,772)
                                     ---------------    ---------------
Net decrease                             (4,988,528)    $   (8,956,923)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  502,667    $       780,340
                                     ---------------    ---------------
Automatic conversion of shares             (512,946)          (815,243)
Shares redeemed                         (17,035,380)       (26,681,543)
                                     ---------------    ---------------
Total redeemed                          (17,548,326)       (27,496,786)
                                     ---------------    ---------------
Net decrease                            (17,045,659)    $  (26,716,446)
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
May 31, 2006                                  Shares             Amount

Shares sold                                  222,733    $       402,588
Shares redeemed                          (3,425,870)        (6,123,249)
                                     ---------------    ---------------
Net decrease                             (3,203,137)    $   (5,720,661)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  399,034    $       626,597
Shares redeemed                         (10,711,422)       (16,708,936)
                                     ---------------    ---------------
Net decrease                            (10,312,388)    $  (16,082,339)
                                     ===============    ===============



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006


Notes to Financial Statements (concluded)
                                          Merrill Lynch Focus Twenty Fund, Inc.



Class I Shares for the
Six Months Ended                                                 Dollar
May 31, 2006                                  Shares             Amount

Shares sold                                  193,678    $       378,023
Shares redeemed                          (1,178,022)        (2,265,690)
                                     ---------------    ---------------
Net decrease                               (984,344)    $   (1,887,667)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  441,429    $       739,738
Shares redeemed                          (4,230,545)        (6,981,771)
                                     ---------------    ---------------
Net decrease                             (3,789,116)    $   (6,242,033)
                                     ===============    ===============


4. Capital Loss Carryforward:
On November 30, 2005, the Fund had a net capital loss carryforward of $1,570,329,254, of which $194,636,325 expires in 2008, $1,109,040,883 expires in 2009 and $266,652,046 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.



Portfolio Information as of May 31, 2006              Master Focus Twenty Trust



                                               Percent of
                                                 Total
Industry Classification                       Investments

Energy Equipment & Services                       19.8%
Aerospace and Defense                              9.7
Hotels, Restaurants & Leisure                      7.2
Health Care Providers & Services                   6.6
Electrical Equipment                               6.5
Machinery                                          6.4
IT Services                                        6.2
Food Products                                      3.3
Oil, Gas & Consumable Fuels                        3.3
Capital Markets                                    3.2
Industrial Conglomerates                           3.2
Metals & Mining                                    3.1
Construction & Engineering                         3.0
Household Products                                 2.9
Internet & Software Services                       2.7
Health Care Equipment & Supplies                   2.7
Other*                                            10.2

 * Includes portfolio holdings in short-term investments and options written.


   For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



Schedule of Investments             Master Focus Twenty Trust (in U.S. dollars)


                                                        Shares
Country  Industry     Common Stocks                       Held         Value

India--3.4%

         IT Services--3.4%

         Infosys Technologies Ltd.                      41,700    $   2,944,020

         Total Common Stocks in India                                 2,944,020


Switzerland--2.9%

         Health Care Equipment
         & Supplies--2.9%

         Alcon, Inc.                                    23,200        2,507,456

         Total Common Stocks in Switzerland                           2,507,456


United States--90.9%

         Aerospace & Defense--10.6%

         BE Aerospace, Inc. (a)                        123,600        2,740,212
         Boeing Co.                                     38,700        3,221,775
         Lockheed Martin Corp.                          44,000        3,189,560
                                                                  -------------
                                                                      9,151,547

         Capital Markets--3.4%

         The Charles Schwab Corp.                      178,700        2,977,142

         Construction & Engineering--3.3%

         Jacobs Engineering Group, Inc. (a)             36,800        2,871,504

         Electrical Equipment--7.0%

         Emerson Electric Co.                           37,000        3,053,240
         Roper Industries, Inc.                         64,600        3,025,864
                                                                  -------------
                                                                      6,079,104

         Food Products--3.6%

         Bunge Ltd.                                     54,900        3,107,340

         Energy Equipment
         & Services--21.4%

         Baker Hughes, Inc.                             35,700        3,080,910
         Grant Prideco, Inc. (a)(d)                     62,800        3,016,912
         Halliburton Co. (d)                            41,400        3,088,026
         National Oilwell Varco, Inc. (a)               48,000        3,170,880
         Schlumberger Ltd.                              47,400        3,108,018
         Transocean, Inc. (a)(d)                        38,100        3,100,197
                                                                  -------------
                                                                     18,564,943

         Health Care Providers
         & Services--7.2%

         Cerner Corp. (a)                               12,700          482,346
         Sierra Health Services, Inc. (a)               70,200        2,892,240
         WellPoint, Inc. (a)                            39,900        2,856,042
                                                                  -------------
                                                                      6,230,628

         Hotels, Restaurants
         & Leisure--7.8%

         Las Vegas Sands Corp. (a)                      51,800        3,657,598
         Starbucks Corp. (a)                            86,300        3,076,595
                                                                  -------------
                                                                      6,734,193




                                                        Shares
Country  Industry     Common Stocks                       Held         Value

United States (concluded)

         Household Products--3.2%

         Procter & Gamble Co.                           51,000    $   2,766,750

         IT Services--3.3%

         Cognizant Technology Solutions Corp. (a)       48,700        2,873,300

         Industrial Conglomerates--3.4%

         3M Co.                                         35,500        2,969,930

         Internet Software & Services--2.9%

         Yahoo!, Inc. (a)                               80,900        2,555,631

         Machinery--6.9%

         Caterpillar, Inc.                              42,000        3,063,900
         ITT Industries, Inc.                           56,500        2,946,475
                                                                  -------------
                                                                      6,010,375

         Metals & Mining--3.4%

         Phelps Dodge Corp.                             34,500        2,956,305

         Oil, Gas & Consumable Fuels--3.5%

         Valero Energy Corp.                            50,100        3,073,635

         Total Common Stocks in the United States                    78,922,327

         Total Common Stocks
         (Cost--$73,139,768)--97.2%                                  84,373,803



                                                    Beneficial
         Short-Term Securities                        Interest

         Merrill Lynch Liquidity Series, LLC
            Cash Sweep Series I, 4.85% (b)(c)       $3,823,530        3,823,530
         Merrill Lynch Liquidity Series, LLC
            Money Market Series, 5.04% (b)(c)(e)     5,793,500        5,793,500

         Total Short-Term Securities
         (Cost--$9,617,030)--11.1%                                    9,617,030

         Total Investments
         (Cost--$82,756,798)--108.3%                                 93,990,833



                                                     Number of
         Options Written                             Contracts

Call Options Written--0.0%

         Las Vegas Sands Corp., expiring June 2006
            at USD 75                                      518         (36,260)

         Total Options Written
         (Premiums Received--$86,503)--0.0%                            (36,260)

Total Investments, net of options written,
(Cost--$82,670,295*)--108.3%                                         93,954,573
Liabilities in Excess of Other Assets--(8.3%)                       (7,168,493)
                                                                  -------------
Net Assets--100.0%                                                $  86,786,080
                                                                  =============



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



Schedule of Investments (concluded) Master Focus Twenty Trust (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of May 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $      82,670,295
                                                  =================
    Gross unrealized appreciation                 $      12,944,081
    Gross unrealized depreciation                       (1,659,803)
                                                  -----------------
    Net unrealized appreciation                   $      11,284,278
                                                  =================


(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity         Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                     $2,409,329       $37,732
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                     $2,451,100       $11,556


(c) Represents the current yield as of 5/31/2006.

(d) Security, or a portion of security, is on loan.

(e) Security was purchased with the cash proceeds from securities loans.

o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006


Statement of Assets and Liabilities                                                                     Master Focus Twenty Trust

As of May 31, 2006
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $5,901,400) (identified cost--$73,139,768)                                                       $    84,373,803
       Investments in affiliated securities, at value (identified cost--$9,617,030)                                     9,617,030
       Receivables:
           Securities sold                                                                     $     1,986,511
           Dividends                                                                                   193,170
           Contributions                                                                                17,478
           Securities lending                                                                            5,808          2,202,967
                                                                                               ---------------
       Prepaid expenses                                                                                                     3,294
                                                                                                                  ---------------
       Total assets                                                                                                    96,197,094
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                        5,793,500
       Options written, at value (premiums received $86,503)                                                               36,260
       Payables:
           Securities purchased                                                                      3,377,366
           Withdrawals                                                                                 146,054
           Investment adviser                                                                           25,588
           Other affiliates                                                                                815          3,549,823
                                                                                               ---------------
       Accrued expenses                                                                                                    31,431
                                                                                                                  ---------------
       Total liabilities                                                                                                9,411,014
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    86,786,080
                                                                                                                  ===============

Net Assets Consist of

       Investor's capital                                                                                         $    75,501,802
       Unrealized appreciation--net                                                                                    11,284,278
                                                                                                                  ---------------
       Net Assets                                                                                                 $    86,786,080
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006


Statement of Operations                                                                                 Master Focus Twenty Trust

For the Six Months Ended May 31, 2006
Investment Income

       Dividends (net of $4,801 foreign withholding tax)                                                          $       491,573
       Interest from affiliates                                                                                            37,732
       Securities lending--net                                                                                             11,556
                                                                                                                  ---------------
       Total income                                                                                                       540,861
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       280,389
       Accounting services                                                                              43,357
       Professional fees                                                                                14,596
       Custodian fees                                                                                   10,606
       Trustees' fees and expenses                                                                       6,786
       Printing and shareholder reports                                                                  1,068
       Pricing fees                                                                                        511
       Other                                                                                             4,447
                                                                                               ---------------
       Total expenses before waiver                                                                    361,760
       Waiver of expenses                                                                             (93,463)
                                                                                               ---------------
       Total expenses after waiver                                                                                        268,297
                                                                                                                  ---------------
       Investment income--net                                                                                             272,564
                                                                                                                  ---------------

Realized & Unrealized Gain--Net

       Realized gain on:
           Investments--net                                                                          6,130,515
           Options written--net                                                                        107,007          6,237,522
                                                                                               ---------------
       Change in unrealized appreciation on:
           Investments--net                                                                            179,144
           Options written--net                                                                         50,243            229,387
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                          6,466,909
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     6,739,473
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006


Statements of Changes in Net Assets                                                                     Master Focus Twenty Trust

                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                    May 31,         November 30,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

       Investment income--net                                                                  $       272,564    $        83,891
       Realized gain--net                                                                            6,237,522         10,698,050
       Change in unrealized appreciation--net                                                          229,387             18,134
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          6,739,473         10,800,075
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                   1,219,638          2,375,473
       Fair value of withdrawals                                                                  (20,369,956)       (57,942,406)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                               (19,150,318)       (55,566,933)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (12,410,845)       (44,766,858)
       Beginning of period                                                                          99,196,925        143,963,783
                                                                                               ---------------    ---------------
       End of period                                                                           $    86,786,080    $    99,196,925
                                                                                               ===============    ===============

       See Notes to Financial Statements.



Financial Highlights                                                                                    Master Focus Twenty Trust
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived           May 31,             For the Year Ended November 30,
from information provided in the financial statements.                2006          2005         2004         2003        2002
Total Investment Return

       Total investment return                                       7.10%++        11.30%        6.07%       23.82%     (34.70%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                      .57%++++          .63%         .71%         .71%         .75%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                     .77%++++          .75%         .73%         .71%         .75%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income (loss)--net                                .58%++++          .07%         .17%       (.19%)       (.49%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   86,786    $   99,197   $  143,964   $  188,072  $   198,406
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             41.94%       143.17%      182.69%      316.42%      275.69%
                                                                  ==========    ==========   ==========   ==========   ==========

        ++ Aggregate total investment return.

      ++++ Annualized.

           See Notes to Financial Statements.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



Notes to Financial Statements                         Master Focus Twenty Trust


1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



Notes to Financial Statements (continued)             Master Focus Twenty Trust


* Financial futures contracts--The Trust may purchase or sell financial futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust may purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Trust is classified as a "pass-through entity" for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



Notes to Financial Statements (continued)             Master Focus Twenty Trust


(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets. FAM has agreed to waive .20% of the average daily net assets of the Trust. This contractual waiver agreement has a one-year term and is renewable annually. For the six months ended May 31, 2006, FAM earned fees of $280,389, of which $93,463 was waived.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM, or its affiliates. For the six months ended May 31, 2006, MLIM, LLC received $5,407 in securities lending agent fees.

In addition, MLPF&S received $5,179 in commissions on the execution of portfolio security transactions for the Trust for the six months ended May 31, 2006.

For the six months ended May 31, 2006, the Trust reimbursed FAM $1,235 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2006 were $38,149,963 and $55,728,512, respectively.

Transactions in call options written for the six months ended May 31, 2006 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of period                            --                 --
Options written                                1,231    $       228,414
Options exercised                               (72)           (18,504)
Options expired                                (241)           (99,808)
Options closed                                 (400)           (23,599)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                                 518    $        86,503
                                     ===============    ===============



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



Notes to Financial Statements (concluded)             Master Focus Twenty Trust


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the six months ended May 31, 2006.




Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
James H. Bodurtha, Director/Trustee
Kenneth A. Froot, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Donald C. Burke, Vice President and Treasurer
Thomas E. Burke, Vice President and Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by Each Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Directors of Merrill Lynch Focus Twenty Fund, Inc. and the Board of Trustees of Master Focus Twenty Trust considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

Each Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors/trustees, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meetings. In addition, the independent directors/ trustees consulted with their counsel and counsel for the Fund and Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At each Board meeting, Board members discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:


* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund and Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers, expense caps and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of each Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



* that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Trust shareholders;

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's/Trust's total advisory and administrative fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that within the past year each Board performed a full annual review of the investment advisory agreement currently in effect for the Fund/Trust (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund/Trust; and that the advisory and/or management fees paid by the Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper), and such other matters as the directors/trustees have considered relevant in the exercise of their reasonable judgment (each Board had most recently performed a full annual review of the Current Investment Advisory Agreement in June 2005); and

* that Merrill Lynch agreed to pay all expenses of the Fund and Trust in connection with each Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result neither the Fund nor Trust would bear costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and Trust's investment objectives, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, each Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Trust portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Trust.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


In its deliberations, each Board considered information received in connection with its most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with its evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors/trustees did not identify any particular information that was all-important or controlling. Each Board, including a majority of the Board's independent directors/trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the New Investment Advisory Agreement should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and Trust, but also considered certain areas in which both the Investment Adviser and the Fund/Trust receive services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund or Trust.

Each Board was given information with respect to the potential benefits to the Fund and Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors/trustees determined that the nature and quality of services to be provided to the Fund/Trust under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Trust under the New Investment Advisory Agreement.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in the Fund's Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund/Trust. Each Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that the New Investment Advisory Agreement and administrative agreement are substantially similar to the Current Investment Advisory Agreement and administrative agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers, expense caps and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund and Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and Trust. Each Board noted that the Board expects to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and Trust to participate in these economies of scale. Each Board determined these economies of scale are currently not available in the Fund or Trust.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement and administrative agreement are substantially similar to the Current Investment Advisory Agreement and administrative agreement in all material respects, including the rate of compensation, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory and administrative fees would be no higher than the fees under the Current Investment Advisory Agreement. Each Board noted that in conjunction with the Board's most recent deliberations concerning the Current Investment Advisory Agreement, the Board had determined that the total fees for advisory and administrative services for the Fund and Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that, because the rates for advisory and administrative fees for the Fund/Trust would be no higher than current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors/trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Trust's portfolio transaction brokerage commissions. Each Board noted that any such benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance--Each Board considered investment performance for the Fund and Trust. Each Board compared the performance of the Fund and Trust - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board noted recent improvement in Fund performance, and determined to continue to monitor such performance. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund and independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by Each Board

At the telephonic and in-person meetings held during April and May 2006 at which each Board discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors/trustees, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that each Board deems it necessary and in the best interests of the Fund and Trust and their shareholders that the BlackRock Subadviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of each Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006


In making its approval, each Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. Each Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, each Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund and Trust, and the BlackRock Subadviser would provide advisory services to the Trust under the Contingent Subadvisory Agreement. Each Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund and Trust would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent directors/trustees deliberated in executive session, each entire Board, including the independent directors/trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


MERRILL LYNCH FOCUS TWENTY FUND, INC.                              MAY 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust


Date: July 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust


Date: July 21, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust


Date: July 21, 2006